UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2019

BERRY GLOBAL GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street

Evansville, Indiana 47710

(Address of principal executive offices / Zip Code)

(812) 424-2904

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2019, Berry Global Group, Inc. (the “Company”), amended its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to permit stockholders who hold, in the aggregate, at least 25% of the outstanding common stock of the Company to call a special meeting of stockholders (the “Charter Amendment”).

The Charter Amendment was previously approved by the board of directors (the “Board”) of the Company, subject to stockholder approval, and approved by the Company’s stockholders at the Annual Meeting of Stockholders held on March 6, 2019, as further described in Item 5.07 below.

As a result of the stockholder approval of the Charter Amendment, the Amended and Restated Bylaws (the “Bylaws”) of the Company, as approved by the Board, became effective as of March 6, 2019, reflecting corresponding changes to Article II, Section 2.2 of the Bylaws to establish the procedural and disclosure requirements in connection with permitting stockholders who hold, in the aggregate, at least 25% of the outstanding common stock of the Company to call a special meeting of stockholders, and conforming changes to other sections.

Copies of the Charter Amendment and the Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein. The foregoing description of the amendments to the Certificate of Incorporation and Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation, as amended, and the Bylaws, as amended and restated.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 6, 2019, the Company held its Annual Meeting of Stockholders at the Tropicana Executive Conference Center located at 450 NW Riverside Dr., Evansville, Indiana 47708 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the six proposals described below. The proposals presented at the Annual Meeting are described in detail in the Company’s Proxy Statement.

As of the record date for the Annual Meeting, there were 130,404,869 shares of common stock issued and outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 118,175,057 shares of common stock, or 90.6% of the issued and outstanding shares of common stock, were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1:	Election of Directors.

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Idalene F. Kesner	114,299,530	1,394,944	15,149	2,465,434
Carl J. Rickertsen	113,754,130	1,939,049	16,444	2,465,434
Thomas E. Salmon	112,477,104	3,217,197	15,322	2,465,434
Paula A. Sneed	114,260,099	1,434,501	15,023	2,465,434
Robert A. Steele	112,157,911	3,536,384	15,328	2,465,434
Stephen E. Sterrett	114,382,759	1,310,344	16,520	2,465,434
Scott B. Ullem	113,757,187	1,935,959	16,477	2,465,434

1

Item 2:	Ratification of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending September 28, 2019.

Votes For	Votes Against	Abstentions
116,350,905	1,813,209	10,943

Item 3:	Advisory, non-binding vote to approve the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,477,344	4,014,671	217,608	2,465,434

Item 4:	Advisory, non-binding vote on whether the advisory vote on executive compensation should occur every one, two or three years.

Three Years	Two Years	One Year	Abstentions
16,844,142	115,536	98,728,635	21,310

Item 5:	Approval of an amendment to the Company’s Certificate of Incorporation to permit stockholders who hold, in the aggregate, at least 25% of the outstanding common stock of the Company to call a special meeting of stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
100,247,681	1,263,341	14,198,601	2,465,434

Item 6:	Stockholder proposal to enable stockholders who hold at least 15% of the Company’s outstanding common stock to call a special meeting of stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,165,351	58,510,633	33,639	2,465,434

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Berry Global Group, Inc.

3.2	Amended and Restated Bylaws, as amended and restated effective as of March 6, 2019

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY GLOBAL GROUP, INC.
(Registrant)

Dated: March 8, 2019	By:	/s/ Jason K. Greene
		Name:	Jason K. Greene
		Title:	Executive Vice President, Chief Legal Officer and Secretary